UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 19, 2007


                            Mondeo Investments, Inc.
             (Exact name of registrant as specified in its charter)

                                    0-52199
                            (Commission File Number)

           Delaware                                  to be applied
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation)


                818 SW 3rd Ave., Suite 141, Portland, Oregon 97204
             (Address of principal executive offices, with zip code)

                                  503-210-5378
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.

Mondeo Investments, Inc. (the "Company"), formerly a blank check company, a company with no previously stated enterprise, has adopted a specific business plan which it plans to implement. A discussion of the business plan is included herein. In furtherance thereof the Company plans to conduct an offering of the Company's Common Stock pursuant to the provisions of Regulation D Rule 506 of the Securities Act of 1933. The offering will be conducted in order to raise proceeds needed to further explore and execute the Company's business plan and to register shares of Common Stock which are currently outstanding.

DESCRIPTION OF BUSINESS

Mondeo Investments, Inc. (the "Company") is a Delaware company specializes in marketing financial services to help grow Asian companies in their local markets, particularly in China and Vietnam. The Company strives on unique opportunities in the business sectors, form its own subsidiaries abroad with the local markets to expand its business operations.

The Company's business model is to provide financial services which include public offering services and joint venture to potential clients with small to medium sized businesses in China and Vietnam. The operations are drafted into the division of individual business units by industry such as recycled metal, electronics, real estate, bio science, and food retail distribution units. The Company's business vision is defined and thorough. The Company goes after opportunities that can create true value for its shareholders and clients. As a result, the Company concentrates more on business opportunities where the decision process is simple and is short-term opportunities where the expected potential return is within approximately one year time frame and the projected gain is substantial for both parties. Thus the Company focuses on transactions where we can help uncover the hidden values of any potential companies. Tyroe Chhim, President and Chief Executive Officer and our experienced Board of Directors each has over twelve years of experience in the financial industry. In addition the Company has in plan to form a major strategic alliance in China which gives the Company tremendous, major access to the Chinese territories.
As a result the Company can understand its client's products quickly and is able to make a fast and prudent decision to capitalize on what would have been potentially a lost of opportunity. The Company projects China and Vietnam to be a strong concentration of its revenues base.

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PRODUCTS AND MARKETING

The Company's main business is to provide going public, joint ventures, and merchant banking services to its potential clients in China and Vietnam. The Company increases its shareholders' value by:

    1) Earning fees and stock equity in the companies the Company takes public (or cause to be acquired) and joint venture transaction;

    2) Making cash income by operating joint ventures with local partners to take advantage of any short-term with high-return business opportunities and;

    3) Earning fees in providing merchant banking services to small Asian companies to access US funds.

BUSINESS STRATEGY

The Company believes within the next ten years, China and Vietnam will offer lucrative opportunities for its shareholders. The Company plans to search for small to medium sized companies that have demonstrated either a steady stream of income or are ready to launch a commercially exciting new product that offers double digit growth in market share for the next five years. The Company's pursuit for high ROI (return on investment) and ROE (return on equity) is relentless. The formation of the major strategic alliance in China and Vietnam makes other companies unmatched to the Company's expertise in the territories. Since larger companies are too bureaucratic and generally not interested in the small to medium sized companies, the Company believes it has a clear and imminent advantage.

COMPETITION

The Company will face with competition from major brokerage and financial services companies from Wall Street (such as Goldman Sachs, Bear Stearns, JP Morgan and Lehman Brothers, etc.) as well as smaller companies. However, the major companies may find the smaller Asian companies to be uneconomical for their resource of investments. The smaller companies may lack the knowledge capital to penetrate the barriers from geography, political, language, culture, and economies of scale. In due time, the expected higher ROI in China and Vietnam may attract new competitors. However, due to the market size of China and Vietnam, potential new competitors may provide extraordinary benefit for the industry. Thus, the Company believes it can successfully compete with its potential competitors.

INDUSTRY

There are a total registered of about 500,000 small to medium sized companies in China and Vietnam; of these over 300,000 are in China alone, and the numbers are growing at double-digit rate. The Company has an advantageous opportunity to set its presence in this emerging market, which is big enough to accommodate many more potential players.

CAUTION REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this 8-K report including, without limitation, statements containing the words "believes", "anticipates", "expects" and words of similar import, constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Such factors include, among others, the following: international, national and local general economic and market conditions: demographic changes; the ability of the Company to sustain, manage or forecast its growth; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; competition; fluctuations and difficulty in forecasting operating results; changes in business strategy or development plans; business disruptions; the ability to attract and retain qualified personnel; and other factors referenced in this and previous filings.

Given these uncertainties, readers of this 8-K report and investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   MONDEO INVESTMENTS, INC.



Date:  April 19, 2007              By: /s/ TYROE CHHIM
                                         --------------------
                                    Name: Tyroe Chhim
                                    Title: President and Chief
                                           executive Officer